INCOME TAXES	12 Months Ended
Dec. 31, 2014
INCOME TAXES
INCOME TAXES

12. INCOME TAXES

Income before income taxes consisted of:

MILLIONS	2014	2013	2012

United States	$937.7	$725.8	$594.8
International	760.7	572.5	417.8
Total	$1,698.4	$1,298.3	$1,012.6

The provision for income taxes consisted of:

MILLIONS	2014	2013	2012

Federal and state	$344.3	$301.3	$141.3
International	253.4	153.8	173.2
Total current	597.7	455.1	314.5
Federal and state	(67.7)	(124.0)	31.7
International	(53.8)	(6.5)	(34.9)
Total deferred	(121.5)	(130.5)	(3.2)
Provision for income taxes	$476.2	$324.7	$311.3

The company’s overall net deferred tax assets and deferred tax liabilities were comprised of the following:

DECEMBER 31 (MILLIONS)	2014	2013

Deferred tax assets
Other accrued liabilities	$122.9	$125.9
Loss carryforwards	86.0	106.3
Share-based compensation	70.9	70.1
Pension and other comprehensive income	357.3	160.9
Foreign tax credits	15.6	29.9
Other, net	78.2	150.0
Valuation allowance	(74.2)	(88.3)
Total	656.7	554.8
Deferred tax liabilities
Property, plant and equipment basis differences	269.2	287.3
Intangible assets	1,392.2	1,488.0
Unremitted foreign earnings	37.4	94.5
Other, net	126.1	132.0
Total	1,824.9	2,001.8
Net deferred tax liabilities balance	$(1,168.2)	$(1,447.0)

As of December 31, 2014 the company has tax effected federal, state and international net operating loss carryforwards of approximately $1 million, $6 million and $79 million, respectively, which will be available to offset future taxable income. The state loss carryforwards expire from 2015 to 2034. For the international loss carryforwards, $41 million expire from 2015 to 2024 and $38 million have no expiration.

The company has recorded a $74 million valuation allowance on certain deferred tax assets based on management’s determination that it is more likely than not that the tax benefits will not be utilized. The company anticipates that approximately one-half of the December 31, 2014 valuation allowance balance may be released during 2015 based on the income trends in the underlying foreign entities.

The company’s U.S. foreign tax credit carryforward of $16 million has a ten-year carryforward period and will expire between 2019 and 2024 if not utilized.

The company has a tax holiday in one foreign jurisdiction that resulted in tax reductions during 2014, 2013 and 2012. The company received a permit of operation, which expires in July 2021, from the National Council of Free Zones of Exportation for the Dominican Republic. Companies operating under the Free Zones are not subject to income tax in the Dominican Republic on export income. The tax reduction as the result of the permit for 2014 was $4.6 million, or approximately $0.01 per diluted share. The impact of the tax holiday was similar during 2013 and 2012.

A reconciliation of the statutory U.S. federal income tax rate to the company’s effective income tax rate is as follows:

	2014	2013	2012

Statutory U.S. rate	35.0%	35.0%	35.0%
State income taxes, net of federal benefit	1.6	1.1	1.1
Foreign operations	(6.1)	(4.5)	(3.0)
Domestic manufacturing deduction	(2.0)	(2.6)	(2.6)
R&D credit	(0.7)	(1.4)	—
Change in valuation allowance	(0 .1)	(1.0)	—
Nondeductible deal costs	—	0.2	0.5
Audit settlements and refunds	0.2	(0.8)	0.1
Other, net	0.1	(1.0)	(0.4)
Effective income tax rate	28.0%	25.0%	30.7%

As of December 31, 2014 and 2013, the company has recorded deferred tax liabilities of $37.4 million and $94.5 million, respectively, on foreign earnings of the legacy Nalco entities and legacy Champion entities that the company intends to repatriate. The deferred tax liabilities originated based on purchase accounting decisions made in connection with the Nalco merger and Champion acquisition and were the result of extensive studies required to calculate the impact at the purchase date.

U.S. deferred income taxes are not provided on certain other unremitted foreign earnings that are considered permanently reinvested which as of December 31, 2014 and 2013 were approximately $1.8 billion and $1.6 billion, respectively. These earnings are considered to be reinvested indefinitely or available for distribution with foreign tax credits to offset the amount of applicable income tax and foreign withholding taxes that may be payable on remittance. It is impractical due to the complexities associated with its hypothetical calculation to determine the amount of incremental taxes that might arise if all undistributed earnings were distributed.

The company files income tax returns in the U.S. federal jurisdiction and various U.S. state and international jurisdictions. With few exceptions, the company is no longer subject to state and foreign income tax examinations by tax authorities for years before 2011. The IRS has completed examinations of the company’s U.S. federal income tax returns through 2010. The Ecolab (including Nalco) U.S. income tax returns for the years 2011 and 2012 are currently under audit. The audit of legacy Champion U.S. income tax return for the year 2012 has not yet begun. In addition to the U.S. federal examination, there is ongoing audit activity in several U.S. state and foreign jurisdictions. The company anticipates changes to its uncertain tax positions due to closing of various audit years mentioned above. The company does not believe these changes will result in a material impact during the next twelve months. Decreases in the company’s gross liability could result in offsets to other balance sheet accounts, cash payments, and/or adjustments to tax expense. The occurrence of these events and/or other events not included above within the next twelve months could change depending on a variety of factors and result in amounts different from above.

During 2014, the company recognized discrete tax items net expense of $13.2 million. The net expense in 2014 was driven primarily by an update to non-current tax liabilities for certain global tax audits, an adjustment related to the re-characterization of intercompany payments between our U.S. and foreign affiliates, the remeasurement of certain deferred tax assets and liabilities resulting from changes in our deferred state tax rate, recognizing adjustments from filing our 2013 U.S. federal and state tax returns, net changes of valuation allowances based on the realizability of foreign deferred tax assets and the impact from other foreign country audit settlements.

During 2013, the company recognized discrete tax items net benefits of $41.7 million. The net benefit in 2013 was driven primarily by the net release of valuation allowances related to the realizability of foreign deferred tax assets of $11.5 million, the remeasurement of certain deferred tax assets and liabilities of $11.3 million and recognizing adjustments from filing our 2012 U.S. federal and state tax returns of $11.0 million. The remaining discrete tax items relate primarily to recognizing settlements related to prior year income tax audits, law changes within a foreign jurisdiction, the retroactive extension during first quarter 2013 of the U.S. R&D credit for 2012, foreign audit adjustments and other adjustments to deferred tax assets and liabilities.

During 2012, the company recognized discrete tax items net benefits of $9.2 million. The net benefit in 2012 was based largely on benefits related to remeasurement of certain deferred tax assets and liabilities resulting from changing tax jurisdictions, recognizing adjustments from filing the company’s 2011 U.S. federal tax return as well as a release of a valuation allowance related to a capital loss carryforward. Discrete tax items benefits were partially offset by the remeasurement of certain deferred tax assets and liabilities resulting from changes in local country tax rates, state and foreign country audit settlements and adjustments.

A reconciliation of the beginning and ending amount of gross liability for unrecognized tax benefits is as follows:

MILLIONS	2014	2013	2012

Balance at beginning of year	$98.7	$93.1	$89.5
Additions based on tax positions related to the current year	5.3	9.1	7.5
Additions for tax positions of prior years	5.2	6.1	5.0
Reductions for tax positions of prior years	(17.8)	(15.6)	(3.4)
Reductions for tax positions due to statute of limitations	(0.2)	(3.6)	(0.8)
Settlements	(9.0)	(0.7)	(8.0)
Assumed in connection with the Champion acquisition	—	9.8	—
Assumed in connection with the Nalco merger	—	—	7.8
Foreign currency translation	(3.5)	0.5	(4.5)
Balance at end of year	$78.7	$98.7	$93.1

All tax positions included in the gross liability for unrecognized tax benefits balance at December 31, 2014, depending on the ultimate resolution, could impact the annual effective tax rate in future periods.

The company recognizes penalties and interest related to unrecognized tax benefits in the company’s provision for income taxes. During 2014, 2013 and 2012, the company accrued $7 million, $2 million and $3 million in interest and penalties, respectively. The company had approximately $14 million and $12 million of accrued interest, including minor amounts for penalties, at December 31, 2014 and 2013, respectively.